September 29, 2021
Summary
Prospectus
VictoryShares THB Mid Cap ESG ETF (MDCP)
Before you invest, you may want to review the Fund’s Statutory Prospectus and Statement of Additional Information, both of which are dated September 29, 2021 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.
You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at VictorySharesLiterature.com.
You may also obtain this information at no cost by calling 866-376-7890 or by sending an e–mail request to VictoryMail@VCM.com.
You may also obtain this information at no cost from your financial intermediary.
www.vcm.com
866-376-7890

VictoryShares THB Mid Cap ESG ETF Summary
Investment Objective
The VictoryShares THB Mid Cap ESG ETF (the “Fund”) seeks capital appreciation.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses[1]	0.20%
Total Annual Fund Operating Expenses	0.70%
Fee Waiver/Expense Reimbursement[2]	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.55%
1
“Other Expenses” reflect estimated expenses that the Fund expects to bear in the current fiscal year.
2
Victory Capital Management Inc., the Fund’s investment adviser, (“Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses through at least October 31, 2022 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.55%. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:
1 Year	3 Years
$56	$193
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs resulting in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. Because the Fund has not yet commenced investment operations, no portfolio turnover information is available at this time.

VictoryShares THB Mid Cap ESG ETF Summary
Principal Investment Strategy
The Adviser pursues the Fund’s investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities of mid-cap companies. The Fund considers “mid-cap companies” to be companies with market capitalizations that, at the time of initial purchase, are within the capitalization range of companies comprising the Russell Mid Cap Index. As of August 31, 2021, the Russell Mid Cap Index included companies with approximate market capitalizations between $1.5 billion and $62.9 billion. The size of companies in the index changes with market conditions and the composition of the index. Generally, the Adviser expects the Fund will hold approximately 30 securities.
The Adviser uses a bottom-up, fundamental research investment process integrated with analysis of a company’s Environmental, Social and Governance (“ESG”) factors to identify high quality companies it believes have the ability to sustainably grow shareholder equity and that are trading below the Adviser’s assessment of their intrinsic value. The Adviser believes there is a strong linkage between high-quality companies, good corporate citizenship, and long-term shareholder value creation.
The portfolio management team first narrows the Fund’s investment universe from approximately 800 companies to approximately 200 companies by applying multifactor fundamental screening. It then further analyzes these companies to narrow the potential investments to a watchlist of approximately 50 companies by using quantitative and qualitative criteria to identify significant factors that the Adviser believes will increase the value of the company’s securities (e.g., rising cash flows or increasing revenues). To identify and select the final portfolio, the team looks for securities that it believes offer the highest adjusted return, which it calculates by applying its proprietary Quality Assessment and risk measures to each security’s pre-adjusted expected return. The Quality Assessment, which guides the team’s decisions on selecting, retaining, and selling investments for the Fund, seeks to identify high-quality companies by analyzing their 1) management, 2) financial strength, 3) industry position and, as a final analytical step, 4) ESG rating as determined by the team’s proprietary ESG rating methodology, discussed below.
ESG rating methodology. The Adviser applies its ESG rating methodology to each company when making portfolio decisions. The portfolio management team gathers relevant ESG data using multiple primary and secondary sources such as company filings, discussions with management, news, and a number of third-party data providers. ESG data may include metrics regarding a company’s carbon emissions, water utilization, employee diversity and director independence, among other things. The Adviser does not exclusively rely on any third-party ESG ratings or scores during the portfolio construction process to make investment decisions and its own proprietary ratings could differ from those of a third party.
The Adviser’s internally-developed ESG rating methodology aligns with the Fund’s investment process and philosophy. The Adviser groups ESG factors into 16 main categories across the three ESG pillars, which include without limitation the risks and opportunities related to:
◼
Environment - climate change, energy efficiency, green technology, water and air pollution, material recycling
◼
Social - health and safety, labor practices, supply chain management, community impact
◼
Governance - board diversity and independence, executive compensation, financial reporting
The Adviser has established an internal financial materiality map that takes into consideration how material various ESG factors are in the context of a company’s specific industry and weights each factor accordingly. These weighted factors are then used to assign the company with an overall ESG rating based on a rules-based formula.
The Fund may invest in a company with below average ESG ratings when the Adviser has identified corrective actions that the company is taking to improve ESG performance. In such cases, the investment team will take a forward-looking perspective by identifying areas of weaknesses and/or

VictoryShares THB Mid Cap ESG ETF Summary
strengths that the company can capitalize on over the longer term. The team has a policy of positive engagement with the company’s management that is designed to foster constructive change on ESG factors.
The Fund will not invest in entities directly involved in the primary manufacture of complete tobacco products, cluster munitions, thermal coal and fossil fuels. The Fund also undertakes to maintain the portfolio’s level of overall Carbon Risk (measured as a function of carbon emission intensity) generally at or below the level of a third-party index comprised of large- and mid-cap segments of the U.S. and Canadian markets that excludes companies with the highest carbon emissions intensity and the largest owners of carbon reserves per dollar of market capitalization.
The equity securities in which the Fund invests are primarily common stocks. In addition, the Fund may invest in foreign securities, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund expects that typically 10% or less of the Fund’s total asset value will be invested in foreign securities, ADRs and GDRs, as determined at the time of investment.
From time to time, the Fund may focus its investments in one or more economic sectors. As of the date of this Prospectus, the Fund expects that it will have significant investments in the healthcare, industrial and information technology sectors.
Principal Risks of Investing in the Fund
The Fund’s investments are subject to the following principal risks:
Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.
Stock Market Risk — Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.
Mid-Capitalization Company Risk — Investments in mid-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.
Responsible Investing Risk — The Adviser’s integration of responsible investing or ESG considerations may result in the Fund forgoing some market opportunities available to funds that do not apply such considerations. Responsible investing considerations may be linked to long-term rather than short-term returns. Third-party information and data used by a portfolio manager might be incorrect or only take into account one of many ESG-related components of portfolio companies. Investing on the basis of ESG criteria is qualitative and subjective by nature, and there can be no assurance that the ESG criteria assessed by the Adviser’s research process or from third party materials or any judgment exercised by the Adviser will reflect the beliefs or values of any particular investor.
Limited History of Operations — The Fund is new and, therefore, has a limited history of operations for investors to evaluate.
Exchange-Traded Fund (“ETF”) Structure Risk — The Fund is structured as an ETF and as a result is subject to special risks, including:

VictoryShares THB Mid Cap ESG ETF Summary
◼
Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. You may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, you may redeem your shares by selling them on the secondary market at prevailing market prices.
◼
Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market, LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to differences between the market price of the shares and the underlying value of those shares.
◼
Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV.
◼
International Closed Market Trading Risk — Many of the Fund’s underlying securities trade on foreign exchanges that are closed when the Exchange is open; consequently, events may transpire while such foreign exchanges are closed but the Exchange is open that may change the value of such underlying securities relative to their last quoted prices on such foreign exchanges.
◼
Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV.
◼
Intraday Indicative Value (“IIV”) Risk — The Exchange intends to disseminate the approximate per share value of the Fund’s published basket of securities (“Deposit Securities”) every 15 seconds (the “intraday indicative value” or “IIV”). The IIV is not a real-time update of the NAV per share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. The IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close which could affect premiums and discounts between the IIV and the market price of the shares. In addition, the IIV is based on the published Deposit Securities and not on the Fund’s actual holdings.
Seed Investor or Large Shareholder Risk — Certain large shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s shares. In addition, seed investors, such as the Adviser, an affiliate of the Adviser, an Authorized Participant, a lead market maker, or other entity, may contribute all or a majority of the assets in the Fund to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There is a risk that such large shareholders or seed investors may redeem their investments in the Fund, which could have a significant negative impact on the Fund’s NAV, market price and brokerage costs.
Sector Focus Risk — While the Fund reserves the right to dynamically allocate its assets across economic sectors, listed below are some of the risks associated with investments in the sectors in which the Fund has made significant investments as of the date of this Prospectus. Market or

VictoryShares THB Mid Cap ESG ETF Summary
economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile.
◼
Healthcare — The profitability of companies in the healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services, an increased emphasis on outpatient services, demand for medical products and services and product liability claims, among other factors.
◼
Industrials Risk — Companies in the Industrials sector by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies. Transportation companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
◼
Information Technology Risk — Information Technology companies tend to significantly rely on technological events or advances in their product development, production or operations and are particularly vulnerable to rapid changes in technological product cycles, government regulation and competition.
Limited Portfolio Risk — To the extent the Fund invests its assets in a more limited number of issuers than many other funds, a decline in the market value of a particular security may affect the Fund's value more than if the Fund invested in a larger number of issuers.
Liquidity Risk — The Fund is subject to liquidity risk, which is the risk that the Fund’s investment may be difficult to purchase or sell and that an investment may not be sold or disposed of at an advantageous price or time.
Foreign Securities Risk — Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Depositary receipts may have additional risks, including creditworthiness of the depositary bank and the risk of an illiquid market. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.
Management Risk — The Fund is actively managed. The Adviser’s judgments about a particular security, markets, or investment strategy may prove to be incorrect and may cause the Fund to incur losses. There can be no assurance that the Adviser’s investment techniques and decisions will produce the desired results.
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

VictoryShares THB Mid Cap ESG ETF Summary
Investment Performance
No performance information is presented since the Fund has not commenced operations. Performance data for the Fund will be available online at www.VictorySharesLiterature.com or by calling 1-866-376-7890. A fund’s performance is not necessarily an indication of how that fund will perform in the future.
Investment Adviser
The Adviser serves as the Fund’s investment adviser. The portfolio managers jointly and primarily responsible for day-to-day management of the Fund are members of the Adviser’s THB Asset Management investment franchise.
Portfolio Managers
	Title	Tenure with the Fund
Christopher N. Cuesta	Portfolio Manager	Since September 2021
Manish Maheshwari	Portfolio Manager	Since September 2021
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares at NAV only in large blocks of 25,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.
Shares of the Fund are listed for trading on the Exchange. Individual shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
For recent information about the Fund, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, visit VictorySharesLiterature.com.
Tax Information
The Fund’s distributions generally are taxable as ordinary income, qualified dividend income or capital gains. A sale of shares may result in capital gain or loss.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through an account maintained by a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

VictoryShares
4900 Tiedeman Road, 4th Floor
Brooklyn, OH 44144
VS-THBESGETF-SUMPRO (09/21)